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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 10, 2010, GeoResources, Inc. (the “Registrant”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to elect the nominees to the Registrant’s Board of Directors to serve until the Registrant’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and shall qualify.  The matters acted upon at the Annual Meeting are described in more detail in the Registrant’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2010.  The following are the final voting tallies for the Annual Meeting:

	For	Withheld	Broker Non-Votes
Election of Directors
Frank A. Lodzinski	13,656,649	245,946	4,689,376
Collis P. Chandler, III	13,794,064	108,531	4,689,376
Jay F. Joliat	13,219,791	682,804	4,689,376
Bryant W. Seaman, III	13,833,054	69,541	4,689,376
Michael A. Vlasic	13,146,278	756,317	4,689,376
Nick L. Voller	13,665,978	236,617	4,689,376
Donald J. Whelley	13,819,332	83,263	4,689,376

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, Chief Executive Officer and President

Date: June 15, 2010